Exhibit 10.3

                                    AGREEMENT


         AGREEMENT dated this 3 day of November 2004, by and between ConsultAmerica, Inc. (hereinafter "CA"), a Delaware Corporation, with offices located at 13070 Addison Road, Roswell, Georgia 30075 and Edward A. Sundberg, President of CA.

         WHEREAS, CA has filed a Registration Statement with the United States Securities and Exchange Commission (hereinafter the "SEC") on Form SB-2 and has filed an Exhibit 10.2 to such Registration Statement regarding methods of payment of offering expenses; and

         WHEREAS, such Registration Statement includes in the Liquidity section, a specific discussion of CA's cash requirements for the next twelve (12) months (exclusive of offering expenses) and its specific viable plans to meet such requirements.

         NOW, THEREFORE, it is herewith agreed as follows:

         The undersigned, as President of CA herewith agrees to defer CA compensation otherwise payable to him so as to permit CA to remain viable and further agrees to loan CA amounts necessary to meet CA's expenses if sufficient revenues are not generated therefore to the extent that gross profits are insufficient to pay CA's costs and expenses. If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when CA has the financial resources to do so.

         The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement in the subheading entitled "Liquidity" as found in the Management's Discussion and Analysis or Plan of Operation section.

         The above constitutes the entire Agreement between the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 3 day of November 2004.

CONSULTAMERICA, INC.


/s/
By: ________________________________
         Edward A. Sundberg, President

/s/
By: _________________________________
         Edward A. Sundberg , Individually